Investor Relations Contacts:	January 26, 2005
Steve Belgrad, 303-394-7706
Tamar Gerber, 303-336-4092
Media Contacts:
Jane Ingalls, 303-394-7311
Shelley Peterson, 303-316-5625

JANUS ANNOUNCES THIRD QUARTER 2004 RESULTS

JANUS ANNOUNCES FOURTH QUARTER AND YEAR-END 2004 RESULTS

Fourth Quarter GAAP Earnings of $0.08 per Diluted Share; $0.73 per Diluted Share for 2004

Adjusted Fourth Quarter Earnings of $0.13 per Diluted Share; $0.59 per Diluted Share for 2004

Early Adoption of Stock Option Accounting Standard Reduced 2004 Earnings by $.06 per Diluted Share

Seventy-five Percent of Janus-managed Equity Funds End Year In Top Two Lipper Quartiles
Over 1- and 3-Year Periods

DENVER – Janus Capital Group Inc. (NYSE: JNS) today reported fourth quarter 2004 GAAP net income of $18.2 million, or $0.08 per diluted share, compared with net income of $811.7 million, or $3.51 per diluted share, in the fourth quarter 2003. For the full year 2004, GAAP net income totaled $169.5 million, or $0.73 per diluted share, compared to $942.7 million, or $4.11 per diluted share, in 2003. To reflect the early adoption of the new stock option accounting standard (SFAS 123R), Janus restated prior years’ financial statements. This reduced fourth quarter 2004 and 2003 earnings each by $0.01 per diluted share and full year 2004 and 2003 earnings by $0.06 and $0.03 per diluted share, respectively.

To provide a more comparable basis for evaluating Janus’ operating results and financial performance over time, Janus management analyzes historical results after adjusting for certain items that are neither ongoing nor operational in nature. Excluding these items, fourth quarter adjusted net income totaled $28.8 million, or $0.13 per diluted share, compared with $53.3 million, or $0.23 per diluted share, in the fourth quarter of 2003. (Fourth quarter 2003 earnings per share includes $0.03 per share of equity earnings from Janus’ former investment in DST.)

Net income on an adjusted basis for the full year 2004 was $137.0 million, or $0.59 per diluted share, in 2004 compared with $199.4 million, or $0.87 per diluted share, in 2003.

The fourth quarter 2004 adjusted numbers exclude a $15.0 million charge for the early vesting of stock awards (see further discussion below) and a $2.2 million facility closure charge. Adjusted numbers for the fourth quarter 2003 exclude a gain from the DST Systems, Inc. (DST) transaction of $807.7 million and charges of $73.8 million related to the mutual fund investigation and the write-down of certain intangible assets. The company believes that excluding these items benefits both management and investors as it facilitates more useful period-to-period comparisons of the company’s operations. (Please see reconciliation of such items on pages 7 and 8 of this release.)

CEO Perspective

“Our two most important priorities in 2004 were delivering strong fund performance and stabilizing assets under management,” said Chairman and CEO Steve Scheid. “Gary and I are pleased with the significant progress the firm has made on the performance front, as well as the improving trend in our flows.”

Long-term redemptions stabilized in the second half of 2004 to the lowest level in six years. In December, for the third consecutive month, gross sales of Janus’ long-term products (not including INTECH and money markets) improved.

“We took several deliberate steps in 2004 to turn the tide on net flows,” Scheid said. “We invested in our brand advertising, expanded our distribution efforts by adding seasoned sales professionals and, most importantly, delivered very strong fund performance. I’m confident that these measures will improve our net flows in 2005.”

Scheid noted that in the fourth quarter 2004, Janus continued its previously announced $500 million share repurchase plan by repurchasing 2.6 million common shares at an aggregate purchase price of $42.1 million. A total of 5.6 million common shares were purchased in the open market during 2004 at an aggregate purchase price of $83.7 million.

New Compensation Agreements and Ownership Guidelines

During the fourth quarter, Janus took measures to further align the firm’s portfolio managers and executives with fundholders and stockholders. The measures include:

•	Adoption of a New Portfolio Manager Compensation Plan – Effective January 1, 2005, Janus’ 21 Denver-based portfolio managers agreed to a new compensation plan that is tied to 1- and 3-year fund performance, with greater emphasis on 3-year results. Additionally, a significant portion of the portfolio managers’ variable compensation will be earned and paid in a combination of Janus equity grants and Janus mutual funds. Finally, in consideration of the portfolio managers’ early adoption of the new compensation plan to replace prior contractual arrangements, the 2004 annual long-term incentive award to portfolio managers, which was scheduled to be granted in early 2005, was awarded in vested Janus common stock on December 31, 2004. A charge of $15.0 million was recorded in the fourth quarter 2004 for this accelerated vesting.

•	Development of Stock and Mutual Fund Ownership Guidelines – Effective January 1, 2005, Janus instituted JNS stock and Janus mutual fund ownership guidelines for all executives, vice presidents, portfolio managers and analysts. The guidelines require that a certain level of compensation be held in JNS stock and Janus mutual fund shares.

“These initiatives further align Janus’ executives and portfolio managers with our fund and stockholders,” said President and Chief Investment Officer Gary Black. “Most importantly, the Board, Steve and I are pleased to have the new portfolio manager agreements in place and completed ahead of schedule. This development sends a strong message to our fundholders and clients that our investment team is stable, properly aligned and squarely focused on what matters most, delivering consistently strong fund performance.”

Investment Management Performance

“Led by outstanding performers across a wide variety of investment disciplines, Janus continued delivering strong returns in 2004,” said Black.

Specific standouts included Janus Twenty Fund and Janus Contrarian Fund. Janus Twenty Fund finished the year as the top performing large-cap growth fund out of 652 funds in its Lipper category, and in the top 6% of large-cap growth funds (32 out of 538 funds) for the three-year period based on total returns. In Lipper’s multi-cap core universe, Janus Contrarian Fund finished the year ranked fourth out of 722 funds for the one-year period and in the top 3% (12 out of 514 funds) for the three-year period based on total returns. Other Janus funds that were in their top Lipper quartile for the 1- and 3- year periods ending December 31, 2004 were: Janus Core Equity Fund, Janus Growth and Income Fund, Janus Mercury Fund, Janus Orion Fund and Janus Venture Fund.

Performance of Janus Investment Fund (JIF), the company’s primary fund family, remained strong in the fourth quarter of 2004. As of December 31, 2004, more than 60% of those funds were in the top half of their Lipper categories on a 3-year, total-return basis at the end of December. Lastly, 75% of all Denver-based JIF equity funds were in the top two quartiles over both the 1- and 3-year periods.

Exhibit 1 provides detailed Lipper rankings for the JIF funds. Exhibit 2 provides performance data for the JIF Funds.

Investment Management Financial Results – Fourth Quarter 2004 vs. Fourth Quarter 2003

Average assets under management in the fourth quarter 2004 totaled $134.9 billion compared with $149.2 billion for the comparable 2003 quarter, a decrease of 9.6%. This decrease, combined with $5.8 million in settlement-related management fee reductions that began July 1, 2004, caused total revenues to decline 12.9%, from $254.2 million to $221.5 million. After excluding the items discussed on pages 7 and 8 of this release, operating expenses increased $12.2 million due to increases in employee compensation, television and print advertising, and general and administrative expenses, offset by declines in distribution expenses and depreciation. On an adjusted basis, fourth quarter 2004 operating income and margins totaled $49.1 million and 22.2%, respectively, compared with $94.0 million and 37.0%, respectively, in the fourth quarter 2003.

Investment Management Financial Results – 2004 vs. 2003

Average assets under management for 2004 were $137.8 billion, a 4.4% decrease from average assets last year of $144.1 billion. The lower assets under management and the July 1, 2004 settlement-mandated decrease in management fees resulted in a 6.6% decline in total revenue, from $987.5 million to $921.8 million, while adjusted operating expenses decreased $15.7 million, or 2.3%, driven principally by declines in distribution expenses and depreciation. For the full year 2004, adjusted operating income was $266.8 million and adjusted operating margins were 28.9% compared with 2003 adjusted operating income of $316.8 million and adjusted operating margins of 32.1%.

Printing and Fulfillment Financial Results

On an adjusted basis, the printing and fulfillment business realized losses of $3.5 million in the fourth quarter and $9.5 million for the full year 2004. During the fourth quarter of 2004, the business was restructured to be more competitive, which included the closure of one non-critical facility. A charge of $2.2 million was recorded during the quarter related to this closure.

Fourth Quarter 2004 Earnings Call

Janus Capital Group will discuss its results during a conference call Wednesday, January 26 at 10 a.m. Eastern Standard Time. The call-in number will be 877-301-7574. (Anyone outside the U.S. or Canada should call 706-643-3623.) The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com) approximately one hour prior to the call. For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com.

About Janus Capital Group Inc.

Based in Denver, Colorado, Janus Capital Group Inc. is a leading asset manager offering individual investors and institutional clients complementary asset management disciplines through the firm’s global distribution network. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), Bay Isle Financial LLC and Capital Group Partners. In addition, Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC.

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Data presented reflects past performance, which is no guarantee of future results.
Funds distributed by Janus Distributors LLC (1/05).

This press release includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Registration Statement on Form S-4/A filed on September 20, 2004 and in our Annual Report on Form 10-K for the year ended December 31, 2003, on file with the Securities and Exchange Commission (Commission file no. 001-15253). Many of these factors are beyond the control of the Company and its management. Any forward-looking statements contained in this release are as of the date on which such statements were made. The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results express or implied therein will not be realized.

JANUS CAPITAL GROUP INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(dollars in millions, except per share data)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2004	2004	2003	2004	2003
Revenues:
Investment management fees	$176.5	$170.2	$203.4	$733.8	$781.5
Shareowner servicing fees and other	45.0	45.0	50.8	188.0	206.0
Printing and fulfillment	18.3	22.6	7.2	89.0	7.2

Total	239.8	237.8	261.4	1,010.8	994.7

Operating expenses:
Employee compensation and benefits	62.8	57.9	53.0	255.2	227.3
Stock based compensation	37.2	22.1	20.1	110.8	90.2
Marketing and fulfillment	9.2	6.5	4.7	28.6	21.3
Distribution	29.5	29.2	35.4	125.1	143.4
Depreciation and amortization	13.1	13.3	16.3	56.6	67.6
General, administrative and occupancy	40.3	32.8	31.4	143.4	121.6
Cost of printing and fulfillment	19.7	22.8	6.5	87.6	6.5
Restructuring and impairments	2.2	10.2	9.3	26.6	11.9
Provision for mutual fund investigation	—	—	62.8	65.0	71.8

Total	214.0	194.8	239.5	898.9	761.6

Operating Income	25.8	43.0	21.9	111.9	233.1
Equity in earnings of unconsolidated affiliates	1.8	1.6	12.5	6.1	67.8
Gain on disposition of DST common shares	—	—	631.3	228.0	631.3
Interest expense	(7.2)	(4.8)	(15.0)	(38.4)	(60.5)
Loss on early extinguishment of debt	—	—	—	(55.5)	—
Other, net	8.6	4.9	4.1	19.6	11.4

Income before taxes and minority interest	29.0	44.7	654.8	271.7	883.1
Income tax provision (benefit)	7.7	(5.5)	(156.7)	92.2	(69.7)
Minority interest in consolidated earnings	3.1	2.9	1.5	10.0	4.2

Income from continuing operations	18.2	47.3	810.0	169.5	948.6

Loss from operations of Nelson	—	—	—	—	(3.7)
Gain (loss) on disposal of Nelson	—	—	1.7	—	(2.2)

Gain (loss) from discontinued operations	—	—	1.7	—	(5.9)

Net income	$18.2	$47.3	$811.7	$169.5	$942.7

Basic earnings per share
Weighted average common shares outstanding (in millions)	228.7	231.8	229.3	230.8	227.8
Income from continuing operations	$0.08	$0.20	$3.53	$0.73	$4.17
Income (loss) from discontinuing operations	—	—	0.01	—	(0.03)

Net income	$0.08	$0.20	$3.54	$0.73	$4.14

Diluted earnings per share
Weighted average diluted common shares outstanding (in millions)	229.9	233.0	231.0	231.8	229.5
Income from continuing operations	$0.08	$0.20	$3.50	$0.73	$4.14
Income (loss) from discontinuing operations	—	—	0.01	—	(0.03)

Net income	$0.08	$0.20	$3.51	$0.73	$4.11

JANUS CAPITAL GROUP INC.
Non-GAAP Reconciliations
(dollars in millions, except per share data)

Janus management analyzes historical results after adjusting for certain items that are not ongoing or are non-operational in nature. The company believes that excluding these items is useful to management and investors because it provides a more comparable basis for evaluating Janus’ operating results and financial performance over time. Internally, these adjusted results are used to evaluate the performance of the company.

	Three Months Ended December 31, 2004
				Investment			Printing and
	Investment	Non-GAAP		Management	Printing and	Non-GAAP	Fulfillment	Adjusted
	Management	Adjustments		Adjusted	Fulfillment	Adjustments	Adjusted	Total
Revenues	$221.5	$—		$221.5	$18.3	$—	$18.3	$239.8
Operating expenses	187.4	(15.0	) [11]	172.4	24.4	—	24.4	196.8
Restructuring and impairments	—	—		—	2.2	(2.2)	—	—

Total	187.4	(15.0)		172.4	26.6	(2.2)	24.4	196.8

Operating Income (Loss)	34.1	15.0		49.1	(8.3)	2.2	(6.1)	43.0
Operating Margin	15.4%			22.2%	-45.4%		-33.3%	17.9%
Other expenses (income)	—	—		—	(0.1)	—	(0.1)	(0.1)
Income tax provision (benefit)	11.1	5.7	[4]	16.8	(3.4)	0.9	(2.5)	14.3

Net Income (Loss)	$23.0	$9.3		$32.3	$(4.8)	$1.3	$(3.5)	$28.8

Diluted Earnings (Loss) per Share	$0.10	$0.04		$0.14	$(0.02)	$0.01	$(0.01)	$0.13
Average Assets Under Management (Billions)	$134.9

	Three Months Ended September 30, 2004
			Investment
	Investment	Non-GAAP	Management	Printing and	Adjusted
	Management	Adjustments	Adjusted	Fulfillment	Total
Revenues	$215.2	$—	$215.2	$22.6	$237.8
Operating expenses	157.7	(2.6) [1]	155.1	26.9	182.0
Restructuring and impairments	10.2	(10.2)[2,3]	—	—	—

Total	167.9	(12.8)	155.1	26.9	182.0

Operating Income (Loss)	47.3	12.8	60.1	(4.3)	55.8
Operating Margin	22.0%		27.9%	-19.0%	23.5%
Other expenses (income)	1.4	2.5 [4]	3.9	(0.2)	3.7
Income tax provision (benefit)	(3.8)	27.3 [4]	23.5	(1.7)	21.8

Net Income (Loss)	$49.7	$(17.0)	$32.7	$(2.4)	$30.3

Diluted Earnings (Loss) per Share	$0.21	$(0.07)	$0.14	$(0.01)	$0.13
Average Assets Under Management (Billions)	$129.2

	Three Months Ended December 31, 2003
				Investment
	Investment	Non-GAAP		Management	Printing and		Non-GAAP	Adjusted
	Management	Adjustments		Adjusted	Fulfillment	DST	Adjustments	Total
Revenues	$254.2	$—		$254.2	$7.2	$—	$—	$261.4
Operating expenses	160.2	—		160.2	7.2	—	—	167.4
Restructuring and impairments	9.3	(9.3	) [5]	—	—	—	—	—
Provision for mutual fund investigation	62.8	(62.8	) [9]	—	—	—	—	—

Total	232.3	(72.1)		160.2	7.2	—	—	167.4

Operating Income	21.9	72.1		94.0	—	—	—	94.0
Operating Margin	8.6%			37.0%				36.0%
Other expenses (income)	9.2	1.7 [10]		10.9	—	(11.0)	—	(0.1)
Gain on DST exchange	—	—		—	—	(631.3)	631.3	—
Income tax provision	15.5	21.1	[4]	36.6	—	(172.2)	176.4	40.8

Net Income (Loss)	$(2.8)	$49.3		$46.5	$—	$814.5	$(807.7)	$53.3

Diluted Earnings (Loss) per Share	$(0.01)	$0.21		$0.20	$—	$3.53	$(3.50)	$0.23
Average Assets Under Management (Billions)	$149.2

See notes to non-GAAP adjustments on page 8.

JANUS CAPITAL GROUP INC.
Non-GAAP Reconciliations (continued)
(dollars in millions, except per share data)

	Year Ended December 31, 2004
				Investment			Printing and
	Investment	Non-GAAP		Management	Printing and	Non-GAAP	Fulfillment	Adjusted
	Management	Adjustments		Adjusted	Fulfillment	Adjustments	Adjusted	Total
Revenues	$921.8	$—		$921.8	$89.0	$—	$89.0	$1,010.8
Operating expenses	701.8	(46.8	) [1,11]	655.0	105.5	—	105.5	760.5
Restructuring and impairments	24.4	(24.4	) [2,3,8]	—	2.2	(2.2)	—	—
Provision for mutual fund investigation	65.0	(65.0	) [9]	—	—	—	—	—

Total	791.2	(136.2)		655.0	107.7	(2.2)	105.5	760.5

Operating Income (Loss)	130.6	136.2		266.8	(18.7)	2.2	(16.5)	250.3
Operating Margin	14.2%			28.9%	-21.0%		-18.5%	24.8%
Other expenses (income)	(149.1)	175.0	[4,6,7]	25.9	(0.7)	—	(0.7)	25.2
Income tax provision (benefit)	99.4	(5.0	) [4]	94.4	(7.2)	0.9	(6.3)	88.1

Net Income (Loss)	$180.3	$(33.8)		$146.5	$(10.8)	$1.3	$(9.5)	$137.0

Diluted Earnings (Loss) per Share	$0.78	$(0.15)		$0.63	$(0.05)	$0.01	$(0.04)	$0.59
Average Assets Under Management (Billions)	$137.8

	Year Ended December 31, 2003
				Investment
	Investment	Non-GAAP		Management	Printing and		Non-GAAP	Adjusted
	Management	Adjustments		Adjusted	Fulfillment	DST	Adjustments	Total
Revenues	$987.5	$—		$987.5	$7.2	$—	$—	$994.7
Operating expenses	670.7	—		670.7	7.2	—	—	677.9
Restructuring and impairments	11.9	(11.9	) [5]	—	—	—	—	—
Provision for mutual fund investigation	71.8	(71.8	) [9]	—	—	—	—	—

Total	754.4	(83.7)		670.7	7.2	—	—	677.9

Operating Income	233.1	83.7		316.8	—	—	—	316.8
Operating Margin	23.6%			32.1%	0.0%			31.8%
Other expenses (income)	55.9	(6.2)[10]		49.7	—	(64.5)	—	(14.8)
Gain on DST exchange	—	—		—	—	(631.3)	631.3	—
Income tax provision	82.1	25.5	[4]	107.6	—	(151.8)	176.4	132.2

Net Income	$95.1	$64.4		$159.5	$—	$847.6	$(807.7)	$199.4

Diluted Earnings per Share	$0.42	$0.28		$0.70	$—	$3.69	$(3.52)	$0.87
Average Assets Under Management (Billions)	$144.1

Footnotes to adjustments:

(1)	Charges related to severance payments and the acceleration of restricted stock as a result of several executive level departures.

(2)	Charge ($8.2 million) related to Janus’ Austin, Texas facility closed during 2001.

(3)	The sale of Bay Isle’s Private Client Asset Management division resulted in a pretax loss of $2.0 million.

(4)	Includes the tax effect of adjustments. In 2004, additional charges of $25.0 million were recorded due to the reversal of tax contingencies and related accrued expenses.

(5)	In 2003, the final estimate of the costs necessary to shut down the Berger and Stilwell offices and receive shareholder approval to merge the Berger Growth Funds with the comparable Janus funds was recorded, resulting in an additional charge of $2.6 million.

(6)	As a result of the debt extinguishment, Janus incurred a non-operating charge of $55.5 million, primarily related to the premium paid to exchange the old notes for new notes given declines in interest rates.

(7)	On June 16, 2004 Janus sold its remaining 7.4 million shares of DST common stock to an unrelated third party. The sale resulted in a pretax gain of $228.0 million.

(8)	In 2004, a write-down of intangible assets totaling $14.2 million was recorded associated with the termination notices received from certain subadvised accounts.

(9)	Charges related to the mutual fund investigation, including civil penalties, restoration, legal and other administrative costs.

(10)	Operating loss of Nelson Money Managers Plc, a UK-based investment management company sold in the third quarter 2003.

(11)	Equity award granted on a vested basis in 2004.

JANUS CAPITAL GROUP INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in millions)

	December 31,	December 31,
	2004	2003
Assets
Cash and cash equivalents	$535.6	$1,222.8
Other current assets	536.3	243.4
Investments and other assets	234.3	386.2
Property and equipment, net	62.0	58.7
Intangibles and goodwill, net	2,399.4	2,421.1

Total Assets	$3,767.6	$4,332.2

Liabilities and Stockholders’ Equity
Debt	$377.5	$852.6
Other liabilities	219.8	316.5
Deferred income taxes	435.8	484.8
Stockholders’ equity	2,734.5	2,678.3

Total Liabilities and Stockholders’ Equity	$3,767.6	$4,332.2

UNAUDITED CONDENSED CONSOLIDATED
CASH FLOW INFORMATION
(dollars in millions)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
Cash provided by (used in)	2004	2004	2003	2004	2003
Operating activities	$44.3	$(178.0)	$92.0	$(10.4)	$260.2
Investing activities	(327.9)	(4.1)	1,007.9	(37.3)	837.1
Financing activities	(45.4)	(53.9)	(0.2)	(639.5)	(27.0)

Net change during period	$(329.0)	$(236.0)	$1,099.7	$(687.2)	$1,070.3

ASSETS UNDER MANAGEMENT BY MANAGER
(dollars in billions)

	December 31,		September 30,		December 31,
	2004	%	2004	%	2003	%
Janus Capital Management LLC	$103.2	74.2%	$101.1	77.6%	$128.8	85.0%
Bay Isle Financial LLC	0.5	0.4%	0.6	0.5%	1.2	0.8%
Enhanced Investment Technologies, LLC	25.8	18.6%	20.1	15.4%	14.3	9.4%
Perkins, Wolf, McDonnell and Company	9.5	6.8%	8.4	6.5%	7.2	4.8%

Total assets	$139.0	100.0%	$130.2	100.0%	$151.5	100.0%

JANUS CAPITAL GROUP INC.
ASSET FLOWS BY INVESTMENT DISCIPLINE
(dollars in billions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
Growth Equity
Beginning of period assets	$66.7	$83.6	$84.9	$81.5
Dispositions	—	(1.5)	—	(1.5)
Sales	1.3	2.9	6.8	20.5
Redemptions	(6.8)	(10.0)	(29.5)	(36.8)

Net redemptions	(5.6)	(7.1)	(22.8)	(16.3)
Market appreciation (depreciation)	7.9	9.9	6.9	21.2

End of period assets	$69.0	$84.9	$69.0	$84.9

Mathematical / Quantitative
Beginning of period assets	$20.1	$11.1	$14.3	$7.3
Sales	4.1	2.0	10.4	5.3
Redemptions	(0.2)	(0.2)	(1.8)	(0.9)

Net sales	3.9	1.8	8.6	4.4
Market appreciation (depreciation)	1.8	1.4	2.9	2.6

End of period assets	$25.8	$14.3	$25.8	$14.3

Fixed Income
Beginning of period assets	$5.8	$8.0	$7.3	$6.8
Sales	0.6	0.5	1.8	4.8
Redemptions	(0.5)	(1.4)	(3.0)	(5.1)

Net sales (redemptions)	0.1	(0.9)	(1.2)	(0.3)
Market appreciation (depreciation)	0.2	0.2	0.1	0.8

End of period assets	$6.2	$7.3	$6.2	$7.3

Core / Blend
Beginning of period assets	$16.8	$20.5	$20.8	$18.9
Sales	0.6	0.7	2.4	4.2
Redemptions	(1.8)	(2.4)	(7.9)	(6.4)

Net redemptions	(1.1)	(1.7)	(5.5)	(2.2)
Market appreciation (depreciation)	1.7	2.0	2.1	4.1

End of period assets	$17.4	$20.8	$17.4	$20.8

Value
Beginning of period assets	$8.9	$7.3	$8.4	$6.4
Dispositions	—	—	(0.6)	—
Sales	0.8	0.8	3.3	2.4
Redemptions	(0.7)	(0.8)	(2.9)	(2.4)

Net sales	0.1	—	0.4	—
Market appreciation	0.8	1.1	1.6	2.0

End of period assets	$9.8	$8.4	$9.8	$8.4

Money Market
Beginning of period assets	$11.8	$16.0	$15.8	$17.5
Sales	19.5	30.2	87.4	171.4
Redemptions	(20.5)	(30.4)	(92.3)	(173.1)

Net sales (redemptions)	(1.0)	(0.2)	(4.9)	(1.7)
Market appreciation	—	—	—	—

End of period assets	$10.8	$15.8	$10.8	$15.8

Complex-Wide
Beginning of period assets	$130.2	$146.5	$151.5	$138.4
Dispositions	—	(1.5)	(0.6)	(1.5)
Sales	27.1	37.1	112.0	208.6
Redemptions	(30.6)	(45.2)	(137.5)	(224.7)

Net redemptions	(3.5)	(8.1)	(25.5)	(16.1)
Market appreciation (depreciation)	12.3	14.6	13.7	30.7

End of period assets	$139.0	$151.5	$139.0	$151.5

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented. Therefore totals and subtotals may not foot.

Janus Investment Fund

		Lipper Rankings Based
		on Total Returns as of 12/31/04
		1-Year		3-Year		5-Year		10-Year
		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds
Growth Funds
Janus Enterprise Fund	Mid-Cap Growth Funds	6	29 / 529	30	124 / 425	93	262 / 282	68	74 / 109
Janus Fund	Large-Cap Growth Funds	75	489 / 652	37	197 / 538	59	246 / 418	37	49 / 133
Janus Mercury Fund	Large-Cap Growth Funds	16	103 / 652	22	117 / 538	78	326 / 418	6	8 / 133
Janus Olympus Fund	Multi-Cap Growth Funds	68	283 / 418	60	205 / 343	75	168 / 223	—	—
Janus Orion Fund	Multi-Cap Growth Funds	20	80 / 418	17	56 / 343	—	—	—	—
Janus Twenty Fund(1)	Large-Cap Growth Funds	1	1 / 652	6	32 / 538	78	323 / 418	1	1 / 133
Janus Venture Fund(1)	Small-Cap Growth Funds	11	56 / 515	12	49 / 427	83	257 / 310	33	28 / 85
Core Funds
Janus Balanced Fund	Balanced Funds	38	215 / 576	39	173 / 446	57	208 / 368	8	12 / 162
Janus Core Equity Fund	Large-Cap Core Funds	3	20 / 925	7	49 / 788	24	141 / 605	—	—
Janus Growth and Income Fund	Large-Cap Core Funds	11	94 / 925	25	191 / 788	56	335 / 605	3	6 / 221
Janus Risk-Managed Stock Fund	Multi-Cap Core Funds	5	32 / 722	—	—	—	—	—	—
Janus Contrarian Fund	Multi-Cap Core Funds	1	4 / 722	3	12 / 514	—	—	—	—
Income Funds
Janus Federal Tax-Exempt Fund	General Muni Debt Funds	88	261 / 297	64	171 / 269	84	197 / 234	73	101 / 139
Janus Flexible Income Fund	Intermediate Inv Grade Debt Funds	56	256 / 460	11	39 / 379	65	173 / 266	9	11 / 132
Janus High-Yield Fund	High Current Yield Funds	60	248 / 416	71	246 / 346	22	59 / 275	—	—
Janus Short-Term Bond Fund	Short Investment Grade Debt Funds	16	31 / 195	36	46 / 127	40	40 / 99	38	21 / 55
International/Global Funds
Janus Global Life Sciences Fund	Health/Biotechnology Funds	10	18 / 195	49	77 / 159	79	56 / 70	—	—
Janus Global Opportunities Fund	Global Funds	37	115 / 317	18	45 / 250	—	—	—	—
Janus Global Technology Fund	Science & Technology Funds	62	189 / 305	61	170 / 279	64	84 / 131	—	—
Janus Overseas Fund	International Funds	42	357 / 854	75	527 / 703	72	367 / 513	5	7 / 163
Janus Worldwide Fund	Global Funds	97	308 / 317	99	246 / 250	93	165 / 178	43	24 / 56
Value Funds
Janus Mid Cap Value Fund — Inv(2)	Mid-Cap Value Funds	58	136 / 234	40	71 / 177	20	21 / 108	—	—
Janus Small Cap Value Fund — Inv.(1,2)	Small-Cap Core Funds	88	490 / 556	76	338 / 448	27	83 / 318	—	—

	Percent of JIF Funds per Lipper Quartile based on Total Returns
	1-Year	3-Year	5-Year	10-Year
1st Quartile	47.8%	40.9%	15.8%	50.0%
2nd Quartile	13.1	27.3	10.5	33.3
3rd Quartile	26.1	22.7	36.9	16.7
4th Quartile	13.0	9.1	36.8	0.0

Past performance is no guarantee of future results.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Funds not ranked by Lipper are not included in percentages disclosed on pages 1 and 2. Rankings exclude money market funds.

1.	Closed to new investors.

2.	Rating is for the investor share class only; other classes may have different performance characteristics.

Janus Investment Fund

		Average Annual Total Returns (%) for Periods Ended 12/31/04(1)
	Inception					Life of
Fund	Date	1 Year	3 Year	5 Year	10 Year	Fund
Growth Funds
Janus Fund	2/70	4.69	(0.04)	(8.88)	9.32	14.11
Janus Twenty Fund(2,7)	4/85	23.89	5.66	(10.81)	13.81	13.68
Janus Mercury Fund	5/93	10.77	1.28	(10.84)	11.86	13.23
Janus Olympus Fund	12/95	8.74	0.92	(11.35)	—	11.44
Janus Enterprise Fund	9/92	20.69	5.54	(13.27)	8.65	11.31
Janus Venture Fund(2,3)	4/85	17.56	10.03	(8.65)	11.25	13.90
Janus Orion Fund(4)	6/00	14.90	5.09	—	—	(7.73)
Core Funds
Janus Growth and Income Fund	5/91	11.89	3.06	(3.65)	14.63	13.69
Janus Balanced Fund	9/92	8.71	4.93	1.43	12.01	11.60
Janus Contrarian Fund(4)	2/00	22.61	12.76	—	—	6.61
Janus Core Equity Fund	6/96	13.77	4.76	(1.27)	—	11.76
Janus Risk-Managed Stock Fund(5,6)	2/03	17.68	—	—	—	26.90
International/Global Funds
Janus Worldwide Fund(5)	5/91	5.54	(1.01)	(9.06)	9.10	11.29
Janus Overseas Fund(4,5)	5/94	18.58	7.27	(5.02)	11.99	11.25
Janus Global Life Sciences Fund(5)	12/98	14.95	0.79	2.26	—	10.30
Janus Global Technology Fund(3,4,5)	12/98	1.23	(4.18)	(18.92)	—	1.47
Janus Global Opportunities Fund(5)	6/01	15.33	10.31	—	—	10.96
Value Funds
Janus Small Cap Value Fund — Inv.(2,8)	10/87	13.57	9.46	14.83	17.47	14.90
Janus Mid Cap Value Fund — Inv.(12)	8/98	18.36	12.75	17.08	—	19.13
Income Funds
Janus Flexible Income Fund(9,10,11)	7/87	3.82	6.68	6.43	7.97	8.01
Janus High-Yield Fund(5,9,10,11)	12/95	9.42	9.20	6.90	—	8.75
Janus Short-Term Bond Fund(9,10,13)	9/92	1.96	3.14	4.78	5.42	4.95
Janus Federal Tax-Exempt Fund(9,10,13,14)	5/93	2.49	5.17	5.50	5.69	4.80

Notes:

1.	All figures unaudited.

2.	Closed to new investors.

3.	This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

4.	This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

5.	A 2% redemption fee may be imposed on shares held for 3 months or less.

6.	The voluntary waiver of the Fund’s management fee terminated on June 25, 2004. Without such waivers total returns from inception to June 24, 2004 would have been lower.

7.	Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector.

8.	Returns shown for Janus Small Cap Value Fund prior to April 21, 2003 are those of Berger Small Cap Value Fund.

9.	Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the fund by the Portfolio Manager.

10.	As of December 31, 2004, 30-day SEC Yield was 2.85% on Janus Federal Tax-Exempt Fund, 3.85% on Janus Flexible Income Fund, 5.57% on Janus High-Yield Fund and 2.801% on Janus Short-Term Bond Fund.

11.	Adviser has agreed to waive a portion of the Fund’s expenses if they exceed the designated cap. If during the periods shown, the Fund’s actual expenses exceeded the cap, its total return would have been lower. There were no waivers in effect for the most recent period presented.

12.	Returns shown for Janus Mid Cap Value Fund prior to April 21, 2003 are those of Berger Mid Cap Value Fund.

13.	Janus Capital has contractually agreed to waive Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund’s total operating expenses to the levels indicated in the prospectus until at least March 1, 2006. Without such waivers, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund’s yield would have been 2.46% and 2.40%, respectively and total returns would have been lower.

14.	Income may be subject to state or local taxes and to a limited extent certain federal tax. Capital gains are subject to federal, state and local taxes.

15.	Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

A fund’s performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.